Vanguard(R)PRIMECAP Fund

SEMIANNUAL REPORT - JUNE 30, 2001

STOCK

[PHOTO OF SHIP/COMPASS]

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER
As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.
     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.
     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard PRIMECAP Fund recorded a -7.2% return during the first half of 2001. This result slightly trailed the returns for the fund's comparative measures and the overall stock market.

* The fund's sizable stake in airline and technology stocks hurt performance during the half-year, although PRIMECAP's tech holdings fared better than the tech stocks within the S&P 500 Index.

* The PRIMECAP Fund's selections in the consumer discretionary and financial services groups outpaced the market averages for those sectors.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Financial Statements

19 Advantages of Vanguard.com

LETTER
  from the Chairman


Fellow Shareholder,
VANGUARD PRIMECAP FUND returned -7.2% during the first half of 2001, a difficult period for the stock market. Our fund's decline was a bit worse than the returns for our comparative standards, the average multi-cap core fund and the Standard & Poor's 500 Index.

TOTAL RETURNS                 Six Months Ended
                                 June 30, 2001
----------------------------------------------
Vanguard PRIMECAP Fund                   -7.2%
Average Multi-Cap Core Fund*             -6.3
S&P 500 Index                            -6.7
Wilshire 5000 Index                      -5.8
----------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the returns for the fund and its performance yardsticks as well as for the Wilshire 5000 Total Market Index, the broadest measure of U.S. stocks. The fund's total return is based on a decrease in net asset value from $60.38 per share on December 31, 2000, to $55.63 on June 30, 2001, and is adjusted for a dividend of $0.02 per share paid from net investment income and a distribution of $0.39 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
Most reports suggested that the pace of U.S. economic activity slowed markedly during the first half of 2001, compared with the same period a year earlier. As the economy slowed, the Federal Reserve Board's Open Market Committee responded with six cuts in short-term interest rates, including two surprise cuts made between regularly scheduled meetings. During the six months ended June 30, the Fed sliced 275 basis points (2.75 percentage points) off the cost of short-term borrowing, moving its target federal funds rate to 3.75%.
     The Fed explained that it hoped to stimulate capital spending, which declined sharply during the half-year. Corporate America made especially sharp cuts in spending on information technology--investments that had helped to power the U.S. economy's rapid growth during the late 1990s. Big industrial manufacturers struggled, too, as a strong dollar and weak global economy pinched worldwide spending on capital goods.
     In sharp contrast with the industrial economy, the consumer economy proved unexpectedly resilient. Housing starts and sales remained strong, and spending at the nation's malls and shopping centers sufficed to keep the economy out of recession. The job market weakened somewhat, as initial

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

claims for unemployment benefits rose, and several high-profile employers announced layoffs. Still, consumers remained generally confident about the economy's prospects.
     Corporate profits proved less resilient, following the bleaker fortunes of the industrial economy. A spate of earnings warnings and shortfalls prolonged the U.S. stock market's struggles, especially among large- capitalization growth stocks. For example, the growth stocks within the S&P 500 Index recorded a -11.0% return, while the value stocks within the S&P 500 returned -2.4%. The entire S&P 500 Index hit a 29-month low in early April before recovering some of the lost ground to post a -6.7% return for the half-year.

MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended June 30, 2001

                                                   Six         One          Five
                                                Months        Year        Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -6.7%      -14.8%         14.5%
Russell 2000 Index (Small-caps)                   6.9         0.6           9.6
Wilshire 5000 Index (Entire market)              -5.8       -15.4          13.1
MSCI EAFE Index (International)                 -14.4       -23.3           3.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       3.6%       11.2%          7.5%
Lehman 10 Year Municipal Bond Index               2.8         9.5           6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.5         5.6           5.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              2.3%        3.2%          2.6%
--------------------------------------------------------------------------------
*Annualized.

     But even as large, highly valued stocks took down the broad market indexes, smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--turned in relatively strong performances. For example, small value stocks, as measured by the Russell 2000 Value Index, returned 12.7% for the six-month period.
     International stocks followed the same pattern: Relative strength among smaller value stocks was offset by weakness in growth stocks. Most stock markets finished the half-year with losses in their local currencies. A strong dollar exacerbated the losses for U.S.-based investors.
     Bonds delivered solid returns. On balance, the prices of shorter-term government bonds got the biggest boost from the Fed's rate-cut campaign. (Bond prices move in the opposite direction from interest rates.) Longer- term rates declined initially, but then rose, perhaps signaling investor concerns about inflation. For the six months, short- and intermediate-term government bonds outperformed long-term U.S. Treasuries. In contrast, among corporate bonds, long-term issues bested shorter-term ones, with all maturities benefiting from a narrowing of spreads between the interest rates paid by corporate and U.S. Treasury bonds.

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

PERFORMANCE OVERVIEW
Vanguard PRIMECAP Fund's -7.2% return during the first half of the year trailed the average multi-cap core mutual fund's -6.3% return by 0.9 percentage point and was half a point behind the S&P 500 Index's -6.7% return.
     The biggest drag on the PRIMECAP Fund's performance was its stake in the hard-pressed technology sector, where the fund had about 34% of its assets invested during the half-year. But the harm was mitigated by relatively good selection within the sector--PRIMECAP's tech stocks returned -13% versus -18% for the S&P 500's tech holdings. The fund was hurt both in absolute terms and relative to the index by its holdings in health care, where a few large pharmaceutical names suffered steep declines, and in the auto & transportation sector, where several airline stocks lost altitude.

                                                             -------------------
                                                             THE BIGGEST DRAG ON
                                                             THE PRIMECAP FUND'S
                                                                 PERFORMANCE WAS
                                                                ITS STAKE IN THE
                                                              TECHNOLOGY SECTOR.
                                                             -------------------

     The fund benefited during the half-year from the decision of its investment adviser, PRIMECAP Management Company, to avoid consumer staples stocks, a group that within the S&P 500 registered a return of about -11% during the period. Strong stock selection helped the fund to post market- beating returns in the financial services group (a gain of about 7% versus a -3% return for the index sector) and in the consumer discretionary group (where we earned 16% versus 9% for the index sector).
     The stock-picking methods of PRIMECAP Management Company have resulted in an enviable long-term record for the fund. But these methods do not include following the herd--so the PRIMECAP Fund will often vary considerably from the overall market in terms of the weightings of industry groups or individual stocks. These variances are what create both the opportunity for market-beating returns and the risk of market-lagging results. We thank our shareholders for entrusting their hard-earned money to Vanguard and urge you to take the same long-term, patient approach to the fund that PRIMECAP Management takes in managing the portfolio.

----------------------
STRONG STOCK SELECTION
HELPED THE FUND'S
RETURNS IN THE
FINANCIAL SERVICES
AND CONSUMER
DISCRETIONARY GROUPS.
----------------------

IN SUMMARY
The  weakness  in  economic  activity,   corporate  profits,  and  stock  prices
experienced so far this year is the kind of rough weather that afflicts the financial markets from time to time. Experience teaches us that although such events are to be expected, their timing and duration are virtually impossible to predict with accuracy. The solution to successful investing is not to avoid rough seas, but to devise a financial plan that can withstand them. This entails a diversified, balanced portfolio with a mix of stock funds,

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bond funds, and cash investments  appropriate for your goals, time horizon,  and financial circumstances. This approach has helped millions of investors to stay the course toward long-term success.


Sincerely,

/S/ JOHN J. BRENNAN

July 9, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The fiscal year-end for Vanguard PRIMECAP Fund is being changed from December 31 to August 31. The change will not affect the fund's investment objectives or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.
     In October, shareholders of the PRIMECAP Fund will receive a fund report covering the eight-month period from December 31, 2000, through August 31, 2001. After that, shareholders will receive a semiannual report each April, covering the six months from September 1 through February, and an annual report each October, covering the twelve months through August.

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

REPORT
  from the Adviser                                   PRIMECAP MANAGEMENT COMPANY

For the six months ended June 30, 2001, vanguard primecap fund produced a total return of -7.2%, versus returns of -6.7% for the unmanaged S&P 500 Index and -6.3% for the average multi-cap core fund. Plainly, it was a disappointing first half for the fund.

                                                 -------------------------------
                                                 INVESTMENT PHILOSOPHY
                                                 The fund reflects a belief that
                                                 superior long-term investment
                                                 results can be achieved by
                                                 selecting stocks with prices
                                                 lower than the fundamental
                                                 value of the underlying
                                                 companies, based on the
                                                 investment adviser's
                                                 assessment of such factors
                                                 as their industry positions,
                                                 growth potential, and
                                                 expected profitability.
                                                 -------------------------------

THE INVESTMENT ENVIRONMENT
The marked change in the investment environment that began in mid-2000 continued through the first half of 2001. Investing in technology stocks proved a difficult exercise, as we suggested it would in our December 2000 "Report from the Adviser." The sector declined -18.3%, bringing its 12-month slide to a staggering -51.7%. Surprisingly, health care stocks, typically a safe haven during times of economic weakness, fell -14.5%. Energy stocks, which soared last year coincident with the price of oil and gas, tumbled in the first half. The "other energy" sector turned in the worst performance of all sectors, plummeting -24.4%. Prices of oil and gas moderated as the supply of those commodities increased and inventories began to build.
     Despite an obviously slowing economy, consumers remained remarkably buoyant. Automobile sales, which traditionally fall sharply in a weak economy, stayed at a level well above expectations and historical norms. The high level of auto sales, combined with moderating fuel costs, prompted a 12.2% rise in the auto & transportation sector, the best-performing group during the half-year. Consumer discretionary stocks, another indicator of consumers' general mood, were the second-strongest sector in the market, gaining 8.6%.

OUR SUCCESSES
In December's report to you, we identified consumer discretionary stocks as the area of greatest increased focus for the fund. On average, 10.5% of the fund's assets were invested in this sector during the first half of 2001, compared with 6.3% for all of 2000. In retrospect, this increase in our allocation proved timely. Our selections significantly exceeded the performance of the sector index (+16.2% versus +8.6%) and were the PRIMECAP Fund's best-performing group. We noted in December that we had added four high-quality retailers

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(Lowe's,  Target,  Best Buy, and TJX),  along with Eastman Kodak.  Each of these stocks turned out to be an excellent performer in the first half. Best Buy led the pack, surging 114.9%. Lowe's jumped 63.3%. Eastman Kodak, TJX, and Target recorded more moderate gains of 20.8%, 15.2%, and 7.6%, respectively.
     Our  December  report also  outlined  our view on the  rationalization  and
consolidation  under  way  in  the   telecommunications   market.  We  mentioned
initiating  positions  in WorldCom  and Sprint.  Those two stocks led the fund's
utilities   holdings   to  an  8.3%  gain  in  the   period,   making  this  our
second-best-performing sector. We also initiated a major position in UtiliCorp United, an international electric and gas company whose 83%-owned subsidiary, Aquila, is a rapidly growing wholesaler of electricity and natural gas. Although the fund's 2.3% average weighting in utilities was well below the sector's 9.0% representation in the S&P 500, our allocation has more than doubled from a year ago.
     The fund's commitment to auto & transportation--which, as we noted above, was the market's top sector, up 12.2%--averaged seven times the S&P 500 weighting. Unfortunately, our selections performed poorly (-3.7%) relative to the index group, though better than the market overall. The fund's primary focus within the transportation area has been on airlines. In a difficult economic environment, corporate travel budgets are one of the first expenditures to be trimmed, and airlines have indeed been hurt this year by the reduction in lucrative business travel. Stock prices have fallen in anticipation of the substantial earnings declines the airlines will experience in 2001. Southwest Airlines was the fund's worst-performing airline stock, down -17.2%. UAL, AMR, Alaska Air Group, and Delta Air Lines all posted declines for the period, ranging from -2.9% to -12.1%.

OUR SHORTFALLS
After several years of strong performance, our health care stocks took a beating. For years, the sector has represented an area of major emphasis for the fund and has contributed meaningfully to our positive returns. However, in the first half of 2001, the fund's holdings returned about -21%, considerably worse than the sector's -14.5% decline in the S&P 500 Index. Typically, companies in the health care area, particularly pharmaceutical companies, are reasonably immune to weak economies. However, several major pharmaceuticals, including Merck and Schering-Plough, have lowered their earnings estimates for the year, casting doubt on the earnings outlook for the entire industry. In addition, FDA approval for new products from Novartis and Guidant, two of the fund's largest health care holdings, looks less certain than it did six months ago.
     The fund's significant commitment to technology also hurt our results. Although our selections outpaced the index group (-13.3% versus -18.3%), the sector proved treacherous, with very few stocks doing well. The speed and

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

magnitude with which business has deteriorated for technology companies is unprecedented and, frankly, astonishing.

THE FUND'S POSITIONING
During the first half, the portfolio continued to evolve in line with the changes begun last year and described in December's report to you. As noted earlier, we increased our holdings of consumer discretionary stocks. As of June 30, about 14% of the fund was committed to this sector, compared with only 9% six months ago, and 5% at the beginning of 2000. In our judgment, the consumer economy is considerably healthier than the industrial components of the economy. However, relative valuations are always changing. When we started building positions in the retail group, we viewed the valuations as compelling. The stocks had lagged the market for years. Over the last year, however, our holdings in this sector have appreciated 20%, compared with a -6% decline for the S&P 500 group. Clearly, on a relative basis, the valuations are no longer as attractive.
     We also continued to increase the fund's emphasis on energy and utility stocks. The integrated oils and "other energy" stocks made up 6% of PRIMECAP Fund's assets, up from 4% at year-end and 1% at the start of 2000. Our utilities holdings, which were nil 18 months ago, increased to 3% on June 30, from 1% at year-end. Although energy prices have moderated from the high levels reached earlier in 2001, we still expect to see a protracted period of higher energy prices that will provide attractive returns to suppliers. Consequently, we established significant positions in Phillips Petroleum, Amerada Hess, and, as noted earlier, UtiliCorp United.
     In the technology sector, the fund's weighting continued to decline, reaching 31% of total assets, versus 35% at year-end 2000 and 47% 18 months ago. Although we have yet to see an upturn in business for the technology companies we track, we are starting to see valuations for selected companies reach levels that we believe represent significant value. In fact, we have begun adding to some existing positions like Nortel Networks, and have recently initiated new positions in a few technology names, such as Rational Software.
     These are turbulent times in the economy and the financial markets. We have less conviction than usual in assessing which sectors represent the market's next generation of leadership. Consequently, the portfolio reflects a more balanced weighting among sectors than it has for many years.


Howard B. Schow                           Theo A. Kolokotrones
Portfolio Manager                         Portfolio Manager
                     Joel P. Fried
                     Portfolio Manager

July 13, 2001

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

FUND PROFILE                                                 As of June 30, 2001
  for PRIMECAP Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged index. Key terms are defined on page 9.

PORTFOLIO CHARACTERISTICS

                                          S&P
                             Fund         500
---------------------------------------------
Number of Stocks              116         500
Median Market Cap          $13.5B      $60.4B
Price/Earnings Ratio        21.1x       26.4x
Price/Book Ratio             2.8x        3.9x
Yield                        0.5%        1.3%
Return on Equity            19.1%       24.4%
Earnings Growth Rate        17.7%       15.5%
Foreign Holdings             5.8%        1.4%
Turnover Rate                10%*          --
Expense Ratio              0.50%*          --
Cash Investments             7.7%          --
---------------------------------------------

---------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Pharmacia Corp.                          4.8%
  (pharmaceuticals)
Adobe Systems, Inc.                      4.4
  (software)
Micron Technology, Inc.                  4.0
  (electronics)
Texas Instruments, Inc.                  3.3
  (electronics)
FedEx Corp.                              3.1
  (air transportation)
Sabre Holdings Corp.                     3.0
  (software)
General Motors Corp. Class H             2.9
  (telecommunications)
Microsoft Corp.                          2.8
  (software)
AMR Corp.                                2.6
  (air transportation)
Delta Air Lines, Inc.                    2.4
  (air transportation)
---------------------------------------------
Top Ten                                 33.3%
---------------------------------------------

---------------------------------------------
VOLATILITY MEASURES

                                          S&P
                             Fund         500
---------------------------------------------
R-Squared                    0.73        1.00
Beta                         1.02        1.00
---------------------------------------------

---------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)

                                          S&P
                             Fund         500
---------------------------------------------
Auto & Transportation       14.8%        1.9%
Consumer Discretionary      14.9        12.9
Consumer Staples             0.0         6.8
Financial Services           3.6        19.1
Health Care                 11.7        12.8
Integrated Oils              3.6         5.4
Other Energy                 2.5         2.1
Materials & Processing       3.3         2.8
Producer Durables            7.2         3.0
Technology                  34.0        17.8
Utilities                    3.0         8.7
Other                        1.4         6.7
---------------------------------------------

---------------------------------------------
INVESTMENT FOCUS

[GRID]

MARKET CAP                              LARGE
STYLE                                  GROWTH
---------------------------------------------

*Annualized.                                                 [PHOTO OF COMPUTER]
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for PRIMECAP Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     December 31, 1990-June 30, 2001

[BAR CHART SCALE -20 TO 50%]

YEAR         FUND         INDEX
--------------------------------------------------------------------------------
1991         33.1          30.5
1992            9           7.6
1993           18          10.1
1994         11.4           1.3
1995         35.5          37.6
1996         18.3            23
1997         36.8          33.4
1998         25.4          28.6
1999         41.3            21
2000          4.5          -9.1
2001*        -7.2          -6.7
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  June 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
PRIMECAP FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.3%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (13.7%)

*(1)    FedEx Corp.                                  15,896,000     $   639,019
*(1)    AMR Corp.                                    14,677,800         530,309
(1)     Delta Air Lines, Inc.                        11,190,800         493,290
        Southwest Airlines Co.                       19,587,375         362,171
        Union Pacific Corp.                           5,800,000         318,478
        General Motors Corp.                          2,632,365         169,393
        UAL Corp.                                     2,300,000          80,845
*(1)    Alaska Air Group, Inc.                        2,540,000          73,406
(1)     Airborne, Inc.                                3,400,000          39,406
        ArvinMeritor, Inc.                            1,800,600          30,142
        United Parcel Service, Inc.                     495,270          28,627
        Fleetwood Enterprises, Inc.                   1,238,100          17,432
                                                                    ------------
                                                                      2,782,518
                                                                    ------------
CONSUMER DISCRETIONARY (13.7%)
*       General Motors Corp. Class H                 29,452,093         596,405
        Eastman Kodak Co.                             7,710,000         359,903
*(1)    Robert Half International, Inc.              10,400,000         258,856
(1)     Harcourt General, Inc.                        4,332,200         252,091
*       Best Buy Co., Inc.                            3,185,000         202,311
        Lowe's Cos., Inc.                             2,454,300         178,059
        TJX Cos., Inc.                                5,467,400         174,246
        Target Corp.                                  3,949,000         136,635
        News Corp. Ltd. ADR                           2,472,000          80,093
*(1)    The Neiman Marcus Group, Inc. Class A         2,455,700          76,127
        Carnival Corp.                                2,155,000          66,158
        The Walt Disney Co.                           2,000,000          57,780
        Manpower Inc.                                 1,829,400          54,699
        Washington Post Co. Class B                      75,000          43,050
        RadioShack Corp.                              1,400,000          42,700
*       Fox Entertainment Group, Inc. Class A         1,500,000          41,850
(1)     The McClatchy Co. Class A                     1,000,000          39,100
*(1)    The Neiman Marcus Group, Inc. Class B         1,124,511          33,173
*       Abercrombie & Fitch Co.                         700,000          31,150
        Dillard's Inc.                                1,241,500          18,958
        NIKE, Inc. Class B                              400,000          16,796
*       AutoZone Inc.                                   300,000          11,250
        Tiffany & Co.                                   262,000           9,490
        Mattel, Inc.                                    250,000           4,730
        The Gap, Inc.                                    90,000           2,610
*       GC Cos.                                         200,000             106
                                                                    ------------
                                                                      2,788,326
                                                                    ------------
FINANCIAL SERVICES (3.3%)
        The Chubb Corp.                               1,500,500         116,184
        Bank One Corp.                                3,049,300         109,165
        Torchmark Corp.                               2,600,000         104,546
        Wells Fargo Co.                               2,000,000          92,860
        Jefferson-Pilot Corp.                         1,500,000          72,480

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
PRIMECAP FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
        Transatlantic Holdings, Inc.                    562,500     $    68,912
        St. Paul Cos., Inc.                           1,100,000          55,759
        Lincoln National Corp.                        1,000,000          51,750
                                                                    ------------
                                                                        671,656
                                                                    ------------
HEALTH CARE (10.7%)
        Pharmacia Corp.                              21,054,781         967,467
*       Guidant Corp.                                11,246,264         404,865
        Novartis AG ADR                              11,061,900         399,888
        Medtronic, Inc.                               3,465,000         159,425
*       Boston Scientific Corp.                       5,900,000         100,300
*       Biogen, Inc.                                  1,120,000          60,883
*       Applera Corp.-Celera Genomics Group           1,073,600          42,579
*       Amgen, Inc.                                     442,000          26,821
*       Chiron Corp.                                    445,000          22,695
                                                                    ------------
                                                                      2,184,923
                                                                    ------------
INTEGRATED OILS (3.3%)
        Phillips Petroleum Co.                        7,425,000         423,225
        Amerada Hess Corp.                            3,090,000         249,672
                                                                    ------------
                                                                        672,897
                                                                    ------------
OTHER ENERGY (2.3%)
        Anadarko Petroleum Corp.                      5,000,000         270,150
(1)     Noble Affiliates, Inc.                        3,400,000         120,190
(1)     Pogo Producing Co.                            3,200,000          76,800
*       Aquila, Inc.                                    200,000           4,930
                                                                    ------------
                                                                        472,070
                                                                    ------------
MATERIALS & Processing (3.1%)
        Potash Corp. of Saskatchewan, Inc.            2,600,000         149,240
        Engelhard Corp.                               5,200,000         134,108
        Sigma-Aldrich Corp.                           2,500,000          96,550
(1)     Granite Construction Co.                      3,150,000          80,073
        Temple-Inland Inc.                            1,300,000          69,277
        OM Group, Inc.                                1,036,400          58,297
(1)     MacDermid, Inc.                               1,701,000          30,618
*       Syngenta AG ADR                                 765,768           8,270
                                                                    ------------
                                                                        626,433
                                                                    ------------
PRODUCER DURABLES (6.7%)
        Caterpillar, Inc.                             5,770,000         288,788
*       Lexmark International, Inc.                   3,000,000         201,750
*(1)    Tektronix, Inc.                               6,629,600         179,994
(1)     Millipore Corp.                               2,820,000         174,784
*(1)    Plantronics, Inc.                             4,824,000         111,676
        Pitney Bowes, Inc.                            2,400,000         101,088
        Deere & Co.                                   2,448,500          92,676
*       Agilent Technologies, Inc.                    1,678,160          54,540
        Kennametal, Inc.                              1,260,000          46,494
*       Dionex Corp.                                  1,020,000          33,915
        Donaldson Co., Inc.                           1,080,000          33,642
        Pall Corp.                                      750,000          17,647
        Molex, Inc.                                     244,140           8,918
        Molex, Inc. Class A                             244,140           7,280
                                                                    ------------
                                                                      1,353,192
                                                                    ------------
TECHNOLOGY (31.4%)
        COMMUNICATIONS TECHNOLOGY (4.4%)
        Motorola, Inc.                               21,425,550         354,807
        LM Ericsson Telephone Co. Class B ADR        38,488,888         208,610
        Nortel Networks Corp.                        14,669,300         133,344
*       Tellabs, Inc.                                 6,000,000         116,280
        Symbol Technologies, Inc.                     3,750,000          83,250

        COMPUTER SERVICES, SOFTWARE & Systems (12.6%)
(1)     Adobe Systems, Inc.                          18,960,000         891,120
*(1)    Sabre Holdings Corp.                         12,082,111         604,106
*       Microsoft Corp.                               7,900,000         576,700
*(1)    Citrix Systems, Inc.                         10,300,000         359,470
*       Rational Software Corp.                       4,225,000         118,511

        COMPUTER TECHNOLOGY (2.0%)
        Hewlett-Packard Co.                          10,400,000         297,440
        Compaq Computer Corp.                         6,500,000         100,685
*(1)    Evans & Sutherland Computer Corp.               571,000           4,642

        ELECTRONICS (1.9%)
        Sony Corp. ADR                                5,847,400         384,759

        ELECTRONICS--SEMICONDUCTORS/COMPONENTS (9.8%)
*       Micron Technology, Inc.                      19,837,000         815,301
        Texas Instruments, Inc.                      21,514,000         677,691
        Intel Corp.                                  12,750,000         372,938
*(1)    Coherent, Inc.                                1,800,000          65,106
*       Xilinx, Inc.                                  1,000,000          41,240
*       LSI Logic Corp.                               1,400,000          26,320

        SCIENTIFIC EQUIPMENT & Supplies (0.7%)
        Applera Corp.-Applied Biosystems Group        5,119,000         136,933
                                                                    ------------
                                                                      6,369,253
                                                                    ------------
UTILITIES (2.8%)
(1)     UtiliCorp United, Inc.                        6,470,000         197,658
        Sprint Corp.                                  8,848,800         189,010
*       WorldCom, Inc.-WorldCom Group                10,847,800         154,039
*       Global Crossing Ltd.                          1,650,000          14,256
*       WorldCom, Inc.-MCI Group                        433,912           6,986
                                                                    ------------
                                                                        561,949
                                                                    ------------

OTHER (1.3%)                                                            256,835
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $13,543,472)                                                 18,740,052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           FACE          MARKET
                                                         AMOUNT          VALUE^
                                                          (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  4.07%, 7/2/2001                                    $1,569,249     $ 1,569,249
  4.07%, 7/2/2001--Note G                                 6,651           6,651
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,575,900)                                                   1,575,900
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $15,119,372)                                                 20,315,952
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     49,076
Liabilities--Note G                                                     (59,387)
                                                                    ------------
                                                                        (10,311)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 365,041,561 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                                $20,305,641
================================================================================
NET ASSET VALUE PER SHARE                                                $55.63
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,331,014,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $14,722,758          $40.33
Undistributed Net Investment Income                      46,583             .13
Accumulated Net Realized Gains                          339,720             .93
Unrealized Appreciation--Note F                       5,196,580           14.24
--------------------------------------------------------------------------------
        NET ASSETS                                  $20,305,641          $55.63
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                  PRIMECAP Fund
                                                 SIX MONTHS ENDED JUNE 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 67,968
  Interest                                                               43,236
  Security Lending                                                          477
--------------------------------------------------------------------------------
    Total Income                                                        111,681
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                       18,263
  The Vanguard Group--Note C
    Management and Administrative                                        30,681
    Marketing and Distribution                                            1,338
  Custodian Fees                                                              7
  Auditing Fees                                                               6
  Shareholders' Reports                                                     350
  Trustees' Fees and Expenses                                                19
--------------------------------------------------------------------------------
    Total Expenses                                                       50,664
    Expenses Paid Indirectly--Note D                                       (723)
--------------------------------------------------------------------------------
    Net Expenses                                                         49,941
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    61,740
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                 339,532
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                              (1,985,614)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(1,584,342)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $6,501,000 and ($1,761,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           PRIMECAP FUND
                                                  ------------------------------
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  JUN. 30, 2001   DEC. 31, 2000
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $    61,740      $  176,463
  Realized Net Gain (Loss)                              339,532       1,262,961
  Change in Unrealized Appreciation (Depreciation)   (1,985,614)       (817,005)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                (1,584,342)        622,419
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (7,122)       (166,715)
  Realized Capital Gain                                (138,861)     (1,350,981)
--------------------------------------------------------------------------------
    Total Distributions                                (145,983)     (1,517,696)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              1,773,783       6,063,577
  Issued in Lieu of Cash Distributions                  142,898       1,484,196
  Redeemed*                                          (1,642,826)     (2,802,249)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                      273,855       4,745,524
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          (1,456,470)      3,850,247
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                21,762,111      17,911,864
--------------------------------------------------------------------------------
  End of Period                                     $20,305,641     $21,762,111
================================================================================

  1Shares Issued (Redeemed)
    Issued                                               30,970          89,135
    Issued in Lieu of Cash Distributions                  2,661          23,985
    Redeemed                                            (29,017)        (41,264)
--------------------------------------------------------------------------------
      Net Increase (Decrease) in Shares Outstanding       4,614          71,856
================================================================================
*Net of redemption fees of $37,000 for 2001.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                        PRIMECAP FUND
                                                                   YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING         SIX MONTHS ENDED    -------------------------------------------------
THROUGHOUT EACH PERIOD             JUNE 30, 2001        2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $60.38      $62.07    $47.66    $39.56    $30.08    $26.23
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                      .17         .52       .26       .34       .21       .19
  Net Realized and Unrealized Gain
    (Loss) on Investments                  (4.51)       2.33     19.07      9.63     10.77      4.59
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations       (4.34)       2.85     19.33      9.97     10.98      4.78
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income      (.02)       (.49)     (.27)     (.35)     (.20)     (.20)
  Distributions from Realized Capital
    Gains                                   (.39)      (4.05)    (4.65)    (1.52)    (1.30)     (.73)
-----------------------------------------------------------------------------------------------------
    Total Distributions                     (.41)      (4.54)    (4.92)    (1.87)    (1.50)     (.93)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $55.63      $60.38    $62.07    $47.66    $39.56    $30.08
=====================================================================================================

TOTAL RETURN*                             -7.16%       4.47%    41.34%    25.44%    36.79%    18.31%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)   $20,306     $21,762   $17,912   $11,210    $8,186    $4,204
  Ratio of Total Expenses to
    Average Net Assets                   0.50%**       0.48%     0.51%     0.51%     0.51%     0.59%
  Ratio of Net Investment Income to
    Average Net Assets                   0.60%**       0.80%     0.50%     0.78%     0.69%     0.69%
  Portfolio Turnover Rate                  10%**         11%       19%       13%       13%       10%
=====================================================================================================

 *Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years. **Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2001, the advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the fund had contributed capital of $3,843,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.8% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $720,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended June 30, 2001, the fund purchased $1,761,373,000 of investment securities and sold $917,084,000 of investment securities, other than temporary cash investments.

F. At June 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,196,580,000, consisting of unrealized gains of $6,137,587,000 on securities that had risen in value since their purchase and $941,007,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at June 30, 2001, was $6,383,000, for which the fund held cash collateral of $6,651,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE ADVANTAGES OF
GETTING CONNECTED
  Visit Vanguard.com                                         [PHOTE OF COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP(R) LOGO]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q592 082001